SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.__)

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Terayon Communication Systems, Inc.

(Name of Registrant as Specified In Its Charter)

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TERAYON COMMUNICATION SYSTEMS, INC.

4988 Great America Parkway
Santa Clara, CA 95054

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 28, 2003

Dear Stockholder:

      You are cordially invited to attend the 2003 Annual Meeting of stockholders of Terayon Communication Systems, Inc., which will be held on Wednesday, May 28, 2003 at 9:00 a.m. local time at our corporate headquarters at 4988 Great America Parkway, Santa Clara, California for the following purposes:

1. To elect two Class II directors to the Board of Directors to hold office until the 2006 Annual Meeting.

2. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2003.

3. To conduct any other business properly brought before the Annual Meeting.

      These items of business are more fully described in the Proxy Statement accompanying this Notice.

      Stockholders who owned shares of our stock at the close of business on Monday, April 23, 2003 are entitled to attend and vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors

Dr. Zaki Rakib
Chief Executive Officer and Secretary

Santa Clara, California

April 23, 2003

Please note that space limitations make it necessary to limit attendance to stockholders and one guest. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy or vote over the telephone or the Internet as instructed in these materials as promptly as possible in order to ensure your representation at the Annual Meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee (“street name” holders) and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
PROPOSAL 1
ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
DIRECTORS AND EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
COMPENSATION OF EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
STOCK OPTION GRANTS AND EXERCISES
OPTION/SAR GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION/SAR VALUES
EQUITY COMPENSATION PLAN INFORMATION
REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
PERFORMANCE MEASUREMENT COMPARISON
OTHER MATTERS
Exhibit A
Proxy Card

TERAYON COMMUNICATION SYSTEMS, INC.

4988 Great America Parkway
Santa Clara, CA 95054

PROXY STATEMENT

FOR THE 2003 ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON MAY 28, 2003

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

      We sent you this proxy statement and the enclosed proxy card because the Board of Directors (Board) of Terayon Communications Systems, Inc. (Company) is soliciting your proxy to vote at the 2003 Annual Meeting of Stockholders (Annual Meeting). You are invited to attend the Annual Meeting and we request that you vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.

      The Company intends to mail this proxy statement and accompanying proxy card on or about April 29, 2003 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

      Only stockholders of record at the close of business on April 23, 2003 (Record Date) will be entitled to vote at the Annual Meeting.

     Stockholder of Record: Shares Registered in Your Name

      If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, EquiServe L.P., then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Financial Institution

      If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer or other similar financial institution , then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The brokerage firm, bank, dealer or other financial institution holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

      There are two matters scheduled for a vote:

•	Election of two directors;

•	Ratification of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2003.

How do I vote?

      You may either vote “For” all the nominees to the Board or you may abstain from voting for any nominee you specify. With respect to the election of the independent auditors, you may vote “For” or “Against” or abstain from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

      If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card, vote by proxy over the telephone or vote by proxy on the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•	To vote over the telephone, dial the toll-free phone number listed on the enclosed proxy card using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. Eastern Daylight Time on May 27, 2003 to be counted.

•	To vote on the Internet, go to www.eproxyvote.com/tern to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Daylight Time on May 27, 2003 to be counted.

Stockholder of Record: Shares Registered in the Name of a Broker, Bank or Other Financial Institution

      If you are a beneficial owner of shares registered in the name of your broker, bank, or other financial institution or agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker, bank, other financial institution or agent. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, other financial institution or agent. Follow the instructions from your broker, bank, financial institution or agent included with these proxy materials, or contact your broker, bank, financial institution or agent to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

      On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

What if I return a proxy card but do not make specific choices?

      If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of both nominees for director and the election of Ernst & Young LLP as independent auditors. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for the expense of mailing and printing the proxy material?

      We pay the entire cost of printing and mailing the proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

      If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

      Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a written notice that you are revoking your proxy to the Company’s Secretary at 4988 Great America Parkway, Santa Clara, CA 95054.

•	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

When are stockholder proposals due for next year’s Annual Meeting?

      To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 29, 2003, to the Company’s Secretary at 4988 Great America Parkway, Santa Clara, CA 95054. If you wish to submit a proposal for consideration at next year’s annual meeting that will not be included in next year’s proxy materials, you must do so by the close of business no earlier than February 27, 2004 and no later than the close of business on March 28, 2004. Subject to applicable laws and regulations, the Company’s management has discretion over what stockholder proposals will be included in the agenda for next year’s annual meeting and/or in the related proxy materials. Subject to applicable laws and regulations, the Company’s management also will have discretionary authority to vote all shares for which it has proxies in opposition to the matter if the Company fails to receive notice of any stockholder proposals for next year’s annual meeting by March 9, 2004. Stockholders are also advised to review the Company’s Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

How are votes counted?

      Votes will be counted by the inspector of elections appointed for the Annual Meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes. Abstentions will be counted in the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes will be counted towards a quorum but have no effect and will not be counted in the vote total for any proposal.

How many votes are needed to approve each proposal?

•	For the election of directors, the two nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Broker non-votes will have no effect.

•	To be approved, Proposal No. 2, the ratification of Ernst & Young LLP as the Company’s independent auditors for its fiscal year ending December 31, 2003, must receive a “For” vote (either in person or by proxy) from the majority of shares represented at the meeting and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?

      A quorum of stockholders is necessary to hold a valid Annual Meeting. As of the close of business on the Record Date, the Company had 73,719,116 shares outstanding and entitled to vote at the Annual Meeting. A quorum will be present if at least a majority of shares of the Company’s outstanding shares as of the Record Date are represented by votes at the Annual Meeting in person or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy vote or appear in person. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Annual Meeting may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

      Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in the Company’s quarterly report on Form 10-Q for the second quarter of 2003.

PROPOSAL 1

ELECTION OF DIRECTORS

      The Company’s Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class shall serve for the remainder of the full term of that class, and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

      The Board presently has six members. There are two Class II directors whose term of office expires in 2003. Mr. Rakib is a nominee for election and is currently a director of the Company who was previously elected by the stockholders. Mr. Woodrow joined the Company as a director in June 2002 after the resignation of Mr. Mark Stevens in February 2002. If elected at the Annual Meeting, each of these nominees would serve until the 2006 Annual Meeting or until his or her successor is elected and has qualified, or until the director’s death, resignation or removal.

      The following is a brief biography of each nominee and each director whose term will continue after the Annual Meeting.

Nominees for Election for a Three-Year Term Expiring at the 2006 Annual Meeting

Selim (Shlomo) Rakib

      Shlomo Rakib co-founded the Company in 1993 and has served as Chairman of the Board and President since January 1993 and as Chief Technical Officer since February 1995. Prior to co-founding the Company, Mr. Rakib served as Chief Engineer at PhaseCom, Inc., a communications products company, from 1981 to 1993, where he pioneered the development of data and telephony applications over cable. Mr. Rakib is the inventor of several patented technologies in the area of data and telephony applications over cable. Mr. Rakib is a director of a privately held company. Mr. Rakib holds a B.S.E.E. degree from Technion University in Israel. Mr. Rakib is the brother of Zaki Rakib, the Chief Executive Officer, Secretary and a director of the Company.

David M. Woodrow

      David Woodrow has served as a director on our Board since June 2002. From September 2000 until March 2002, Mr. Woodrow served as the Chief Executive Officer and President of Qwest Digital Media LLC, a production and digital media management company. From 1982 until his retirement in September 2000, Mr. Woodrow held a number of senior management positions, most recently as the Executive Vice President, Broadband Services, with Cox Communications, Inc., a major cable operator in the United States.

Mr. Woodrow is a director of several privately held companies. Mr. Woodrow holds a B.S. and M.S. degree in mechanical engineering from Purdue University and a M.B.A. from the University of Connecticut.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Directors Continuing in Office

Zaki Rakib

      Zaki Rakib co-founded the Company in 1993 and has served as Chief Executive Officer, Secretary and as a director of the Company since January 1993. From January 1993 to July 1998, Dr. Rakib also served as Chief Financial Officer of the Company. Prior to co-founding the Company, Dr. Rakib served as Director of Engineering for Cadence Design Systems (Cadence), an electronic design automation software company, from 1990 to 1994. Prior to joining Cadence, Dr. Rakib was Vice President of Engineering at Helios Software, which was acquired by Cadence in 1990. Dr. Rakib is a director of a privately held company. Dr. Rakib holds B.S., M.S. and Ph.D. degrees in engineering from Ben-Gurion University in Israel. Dr. Rakib is the brother of Shlomo Rakib, the Company’s Chairman of the Board, President and Chief Technical Officer.

Christopher Schaepe

      Christopher J. Schaepe has served as a director of the Company since March 1995. Mr. Schaepe is a General Partner of Lightspeed Venture Partners, a technology-focused venture capital firm specializing in early stage communications and Internet software infrastructure investments. From October 1991 until October 2000, he served in various roles, including General Partner, at Weiss, Peck & Greer Venture Partners, which became Lightspeed Venture Partners in October 2000. From July 1986 to July 1989, Mr. Schaepe served in corporate finance and capital markets roles at Goldman, Sachs & Company after his employment as a software engineer at IBM Corporation. He is a director of several privately held companies. Mr. Schaepe holds B.S. and M.S. degrees in Computer Science from the Massachusetts Institute of Technology and an M.B.A. degree from Stanford Business School.

Aleksander Krstajic

      Aleksander Krstajic has served as a director of the Company since July 1999. Mr. Krstajic is a consultant to providers of broadband services and broadband equipment manufacturers. Mr. Krstajic held a variety of senior management positions at Rogers Cable, Inc., most recently as Senior Vice President, Sales and Marketing, from 1994 through January of 2003. Mr. Krstajic is a director of Vix Systems, Inc., a privately held company. Mr. Krstajic holds a B.A. degree in economics from the University of Toronto in Canada and attended the executive education program at Wharton School of Business at the University of Pennsylvania.

Lewis Solomon

      Lewis Solomon has served as a director of the Company since March 1995. Mr. Solomon has been a principal of G&L Investments, a consulting firm, since 1989 and currently serves as Chief Executive Officer of the Board of Broadband Services, Inc. From 1983 to 1988, he served as Executive Vice President at Alan Patricof Associates, a venture capital firm focused on high technology, biotechnology and communications industries. Prior to that, Mr. Solomon served in various capacities with General Instrument Corporation, most recently as Senior Vice President. From April 1986 to January 1997, he served as Chairman of the Board of Cybernetic Services, Inc., a LED systems manufacturer, which commenced a Chapter 7 bankruptcy proceeding in April 1997. Mr. Solomon serves on the boards of Anadigics, Inc. a manufacturer of integrated circuits; Harmonic, Inc., a company that designs, manufacturers and markets digital and fiber optic systems; and Artesyn Technologies, Inc., a power supply and power converter supply company. Mr. Solomon also serves on the boards of several privately held companies. Mr. Solomon holds a B.S. degree in Physics from St. Joseph’s College.

Board Committees and Meetings

      During the fiscal year ended December 31, 2002 the Board held eight meetings and acted by unanimous written consent five times. The Board has an Audit Committee, a Compensation Committee, a Non-Officer Option Committee, and a Nominating Committee.

      The Audit Committee of the Board oversees the Company’s financial reporting process. For this purpose, the Audit Committee reviews the Company’s auditing, accounting, financial reporting and internal control functions and selects and engages the Company’s independent auditors. In discharging its duties, the Audit Committee reviews and approves the scope of the annual audit, non-audit services to be performed by the independent auditors and the independent auditors’ audit and non-audit fees; recommends to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission; meets independently with the Company’s independent auditors and senior management; and reviews the general scope of the Company’s accounting, financial reporting, annual audit and matters relating to internal control systems, as well as the results of the annual audit and interim financial statements, auditor independence issues and the adequacy of the Audit Committee charter. The Audit Committee also monitors the Company’s compliance with laws and regulations and standards of business conduct.

      The Audit Committee operates under a written charter adopted by the Board. The Board adopted a new Audit Committee Charter on February 24, 2003, which is included herein as Exhibit A.

      Three directors comprised the Audit Committee in 2002: Messrs. Schaepe, Solomon and Woodrow. The Audit Committee met six times during 2002 and acted by unanimous written consent one time. All members of the Company’s Audit Committee in 2002 are independent (as independence is defined in Rule 4200(a)(14) of the NASD listing standards). Each of the members of the audit committee is financially literate.

      The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company’s stock option plans and performs other functions regarding compensation as the Board may delegate. In 2002, three directors comprised the Compensation Committee: the Company’s CEO, Zaki Rakib, and Messrs. Krstajic and Schaepe. The Compensation Committee did not meet during and did not act by unanimous written consent in 2002.

      The Non-Officer Option Committee, established in January 1999, awards stock options, stock grants and stock awards to eligible persons who are not officers of the Company subject to Section 16 of the Securities and Exchange Act of 1934, as amended (Exchange Act). In July 2000, the Board set new guidelines for the Non-Officer Option Committee, which permitted the Non-Officer Option Committee to award stock options, stock grants and stock awards to all eligible persons, including officers, other than Dr. Rakib and Mr. Rakib. The number of shares the Non-Officer Option Committee may grant must follow the guidelines set by the Compensation Committee or the Board, and may not exceed the maximum for a given position without the approval of the Compensation Committee or the Board. The Non-Officer Option Committee is to meet or to act by written consent as such Committee deems appropriate. During the fiscal year ended December 31, 2002, the Non-Officer Option Committee acted after the hiring of each new employee or consultant to grant option to such employee or consultant. The sole member of the Non-Officer Option Committee is the Company’s Chief Executive Officer and Secretary, Dr. Rakib.

      The Nominating Committee, established in February 2003, recommends director nominees to stand for election at the Company’s annual meeting of stockholders and monitors the board composition. The Company’s Bylaws also provide for stockholder nomination of directors. These provisions require such nominations to be made pursuant to timely written notice to the Secretary of the Company. Each stockholder’s notice of nominations must contain all information relating to the director nominee as is required to be disclosed by the Company’s Bylaws and by the rules and regulations of the Securities Exchange Act of 1934, as amended. The Nominating Committee is currently comprised of Dr. Rakib, Mr. Schaepe, Mr. Solomon and Mr. Woodrow.

      During the fiscal year ended December 31, 2002, all directors attended at least 75% of the aggregate of the meetings of the Board. Audit Committee members attended at least 75% of the aggregate of the Audit Committee meetings except Mr. Schaepe who attended 66% of the meetings.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission (SEC), nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

      The Audit Committee of the Board of Directors serves as the representative of the Board for general oversight of the Company’s financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations, and standards of business conduct. Additional duties and powers of the Audit Committee are set forth in its new charter, which was adopted and approved in February 2003 and a copy of which is attached to this proxy statement as Exhibit A. The Company’s management has primary responsibility for preparing the Company’s financial statements and the Company’s financial reporting process. The Company’s independent auditors, Ernst & Young LLP, are responsible for expressing an opinion as to whether the financial statements are prepared in accordance with accounting principles generally accepted in the United States.

      The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2002, which include the consolidated balance sheets of the Company as of December 31, 2002 and 2001, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2002, and the notes thereto.

Review with Management

      The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.

Review and Discussions with Independent Accountants

      The Audit Committee has discussed with Ernst & Young LLP, the Company’s independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) that includes, among other items, matters related to the conduct of the audit of the Company’s financial statements.

      The Audit Committee has also received written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (that relates to the accountant’s independence from the Company and its related entities) and has discussed with Ernst & Young LLP its independence from the Company.

Conclusion

      Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report of Form 10-K for the fiscal year ended December 31, 2002.

AUDIT COMMITTEE MEMBERS — FISCAL 2002:

Christopher Schaepe
Lewis Solomon
David M. Woodrow

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Board has selected Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2003 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company’s financial statements since its inception in 1993. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

      Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent auditors. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

      The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

      Audit Fees. During the fiscal year ended December 31, 2002, the aggregate fees billed by Ernst & Young LLP for the audit of the Company’s financial statements for such fiscal year and for the review of the Company’s interim financial statements were $503,000.

      Financial Information Systems Design and Implementation Fees. During the fiscal year ended December 31, 2002, there were no aggregate fees billed by Ernst & Young LLP for information technology consulting.

      All Other Fees. During fiscal year ended December 31, 2002, the aggregate fees billed by Ernst & Young LLP for professional services other than audit and information technology consulting fees was $260,950, including audit related services of $82,889 and nonaudit services of $178,061. Audit related services include fees for statutory audits, accounting assistance, SEC registration statements and audit of employee benefit plans. Nonaudit services include tax compliance and tax consultations.

      The Audit Committee has determined the rendering of all audit, audit related and other non-audit services by Ernst & Young LLP is compatible with maintaining the auditor’s independence.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

DIRECTORS AND EXECUTIVE OFFICERS

      Our directors and executive officers and their ages as of March 31, 2003 are as follows:

Name	Age	Position

Zaki Rakib(2)(3)(4)	44	Chief Executive Officer, Secretary and Director
Shlomo Rakib	46	Chairman of the Board, President, Chief Technical Officer and Director
Arthur T. Taylor(5)	46	Chief Financial Officer
Aleksander Krstajic(2)	39	Director
Christopher J. Schaepe(1)(2)(3)	39	Director
Lewis Solomon(1)(3)	69	Director
David M. Woodrow(1)(3)	57	Director

(1)	Member of Audit Committee

(2)	Member of Compensation Committee

(3)	Member of the Nominating Committee

(4)	Member of the Non-Officer Option Committee

(5)	Chief Financial Officer as of February 24, 2003

      The biographical information for the directors and certain executive officers is listed above, in Proposal One. Set forth below is the biographical information for the Executive Officers whose biographical information is not listed above.

      Arthur T. Taylor joined the Company in February 2003 as Senior Vice President and Chief Financial Officer. Prior to joining us, Mr. Taylor served as Vice President, Chief Financial Officer and Secretary of Evolve Software, Inc., an enterprise software company, from July 2002 until February 2003. From March 2001 to July 2002, Mr. Taylor was Vice President and Chief Financial Officer for Docent, Inc., an eLearning enterprise software company. From August 1998 to March 2001, Mr. Taylor was Vice President and Corporate Treasurer for 3Com Corporation, a high technology networking company. From June 1997 to July 1998, Mr. Taylor was Chief Financial Officer, Treasurer, and Vice President, Finance for ReSound Corporation, a hearing health care company. Prior to that Mr. Taylor held several senior financial management positions at Allergan, Inc., an eye and skin care pharmaceutical and medical device company. Mr. Taylor received a Bachelor of Science in Business Administration from San Diego State University and an MBA from the University of Southern California. Mr. Taylor is also a Certified Management Accountant.

      Carol W. Lustenader resigned as the Company’s Chief Financial Officer as of February 23, 2003. The Company wishes to thank Ms. Lustenader for her many contributions.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the ownership of the Company’s common stock as of March 31, 2003 by: (i) each director and nominee for director; (ii) each of the current and former executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock. All shares of the Company’s common stock subject to options currently exercisable or exercisable within 60 days after March 31, 2003, are deemed to be outstanding for the purpose of computing the percentage of ownership of the person holding such options, but are not deemed to be outstanding for computing the percentage of ownership of any other person. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 73,717,986 shares outstanding on March 31, 2003, adjusted as required by rules promulgated by the SEC. Unless otherwise indicated in the table, the address of each party listed in the table is 4988 Great America Parkway, Santa Clara, California 95054.

	Beneficial Ownership

		Percentage
Beneficial Owner	Number of Shares	Ownership

FMR Corporation	8,579,228	11.64%
82 Devonshire Street
Boston, Massachusetts 02109
Walden VC LLC(1)	5,799,715	7.87%
750 Battery Street
San Francisco, CA 94111
Credit Suisse First Boston(2)	5,421,603	7.34%
Uetlibergstrasse 231
P.O. Box 900
CH-8070 Zurich, Switzerland
Shaw Communications, Inc.(2)(3)	5,452,420	7.40%
630 3rd Avenue SW, Suite 900
Calgary Alberta T29 4L4
Canada
Zaki Rakib(4)	3,768,705	5.07%
Selim (Shlomo) Rakib(5)	3,768,705	5.07%
Carol W. Lustenader(6)	141,237	*
Arthur T. Taylor(7)	—	*
Chris J. Schaepe(8)	180,247	*
Lewis Solomon(9)	264,373	*
Aleksander Krstajic(10)	215,005	*
David M. Woodrow(11)	—	*
All executive officers and directors as a group (8 persons)(12)	8,338,272	11.31%

*	Less than one percent.

(1)	Includes beneficial ownership of 3,654,500 shares of common stock held by Walden VC, LLC , 911,630 shares of common stock held by Walden Partners, II, L.P., 33,200 shares of common stock held by Philip Sanderson, a partner of Walden Partners II, L.P., 1,077,529 shares of common stock held by George Sarlo, a partner of Walden Partners II, L.P., 77,856 shares of common stock held by Arthur Berliner, a general partner of Walden Partners II, L.P., 5,000 shares of common stock held by Richard

LeFurgy, a partner of Walden Partners II, L.P., and 40,000 shares of common stock held by Lawrence Marcus, a partner of Walden Partners II, L.P.

(2)	Credit Suisse First Boston and Shaw Communications, Inc. share beneficial ownership of 5,326,827 pursuant to a transaction entered into between the parties.

(3)	Shares beneficially owned by Shaw Communications, Inc. include 125,593 shares of common stock underlying a warrant.

(4)	Shares beneficially owned by Dr. Zaki Rakib include 240,000 shares of common stock held by the Selim Rakib Children’s Trust of which Dr. and Mrs. Rakib are trustees and 616,665 shares of common stock underlying stock options, which are exercisable within 60 days of March 31, 2003. In addition, 8,502 shares of common stock and 25,803 shares of common stock underlying stock options are held by Dr. Rakib’s family members. Dr. Rakib disclaims beneficial ownership of these shares and stock options.

(5)	Shares beneficially owned by Selim Rakib include 240,000 shares of common stock held by the Zaki Rakib Children’s Trust of which Mr. And Mrs. Rakib are trustees and 616,665 shares of common stock underlying stock options which are exercisable within 60 days of March 31, 2003. In addition, 8,502 shares of common stock and 25,803 shares of common stock underlying stock options are held by Mr. Rakib’s family members. Mr. Rakib disclaims beneficial ownership of these shares and stock options.

(6)	Shares beneficially owned include 134,105 shares of common stock underlying stock options, which are exercisable within 60 days of March 31, 2003. Ms. Lustenader resigned effective February 23, 2003.

(7)	Mr. Taylor began employment with the Company as Chief Financial Officer on February 24, 2003.

(8)	Shares beneficially owned include 180,017 shares of common stock underlying stock options that are exercisable within 60 days of March 31, 2003.

(9)	Shares beneficially owned include 204,373 shares of common stock underlying stock options that are exercisable within 60 days of March 31, 2003.

(10)	Shares beneficially owned include 195,005 shares of common stock underlying stock options that are exercisable within 60 days of March 31, 2003.

(11)	Mr. Woodrow joined the Company as a Director in June 2002.

(12)	Shares beneficially owned by the Company’s current directors and officers as a group include 1,946,830 shares of common stock underlying stock options that are exercisable within 60 days of March 31, 2003.

Section 16(A) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, as well as persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and report of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company’s knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2002, all Section 16(a) filing requirements applicable to our directors, officers and greater than ten percent beneficial owners were complied with except: Mr. Rakib filed one late report covering one delinquent transaction.

EXECUTIVE COMPENSATION

Compensation of Directors

      In October 2002, the Company adopted a compensation plan for non-employee board members whereby each non-employee director receives an monthly retainer of $2,000 and $1,000 per Board or Committee meeting attended. Committee chairs receive an additional $500 per Committee meeting attended. Prior to the adoption of the October 2002 compensation plan, Mr. Solomon and Mr. Woodrow each received $2,000 per month for their services as a member of the Board, and no other directors of the Company received cash for services provided as a director. In fiscal 2002, Mr. Woodrow received a total of $11,000 and Mr. Krstajic received a total of $5,000 for their Board service. Mr. Solomon earned $25,500 for his Board service in 2002 of which $2,000 was paid in January 2003. Mr. Schaepe earned $6,000 for his Board service in 2002, of which $2,000 will be paid in 2003. The members of the Board are eligible for reimbursement for their expenses incurred in connection with attendance at Board and Committee meetings in accordance with Company policy.

      Each non-employee director of the Company also receives stock option grants under the 1998 Non-Employee Directors’ Stock Option Plan (Directors’ Plan). Only non-employee directors, which are currently Messrs. Krstajic, Schaepe, Solomon and Woodrow, are eligible to receive non-qualified stock options under the Directors’ Plan. The Directors’ Plan is administered by the Board, unless the Board delegates administration to a committee comprised of Board members.

      The aggregate number of shares of common stock that may be issued pursuant to options granted under the Directors’ Plan is 800,000 shares. Option grants under the Directors’ Plan are non-discretionary. Pursuant to the Directors’ Plan, non-employee directors automatically receive (i) an option to purchase 60,000 shares of common stock of the Company on the date of his or her initial election or appointment to be a non-employee director and (ii) an option to purchase 25,000 shares of common stock on the date of each Annual Meeting, which amount shall be prorated for the 12-month period prior to the Annual Meeting if the non-employee director has not continuously served as an non-employee director during such period. In addition, each non-employee director who is then serving as a member of a committee automatically receives an option to purchase 6,000 shares of common stock for each such committee on the date of each Annual Meeting, which amount shall be prorated for the 12 month period prior to the Annual Meeting if the non-employee director has not continuously served as an committee member during such 12-month period. No other options may be granted at any time under the Directors’ Plan.

      The exercise price of the options granted under the Directors’ Plan will be equal to the fair market value of the common stock on the date of grant. Options granted under the Directors’ Plan vest and become exercisable as to 33% of the shares on the first anniversary of the date of grant and 1/36th of the shares monthly thereafter. An optionee whose service relationship with the Company or any affiliate (whether as a non-employee director or subsequently as an employee, director or consultant of either the Company or an affiliate) ceases for any reason may exercise vested options for the term provided in the option agreement (three months generally, 12 months in the event of disability and 18 months in the event of death). Options granted under the Directors’ Plan generally are non-transferable, however, an optionee may designate a beneficiary who may exercise the option following the optionee’s death. In the event of certain changes in control of the Company, all outstanding awards under the Directors’ Plan either will be assumed or substituted for by any surviving entity. If the surviving entity determines not to assume or substitute for such awards, the vesting and time during which such options may be exercised shall be accelerated prior to such event and the options will terminate if not exercised after such acceleration and at or prior to such event. The term of options granted under the Directors’ Plan is 10 years. Unless terminated sooner by the Board, the Directors’ Plan will terminate in June 2008.

      During the last fiscal year, the Company granted 154,000 stock options from the Directors’ Plan to non-employee directors of the Company. These options were granted at an average exercise price of $2.53 to Messrs. Krstajic, Schaepe, Solomon and Woodrow. The exercise price was the respective fair market value of the common stock on the date of grant. As of March 31, 2003, 8,250 options had been exercised under the

Directors’ Plan. Directors who are employees of the Company do not receive separate compensation for their services as directors.

COMPENSATION OF EXECUTIVE OFFICERS

Summary of Compensation

      The following table shows for the fiscal years ended December 31, 2002, 2001 and 2000, compensation awarded or paid to, or earned by, the Company’s Chief Executive Officer and its other two most highly compensated executive officers at December 31, 2002 (Named Executive Officers). There were no other Named Executive Officers of the Company during 2002.

SUMMARY COMPENSATION TABLE

						Long-Term Compensation

		Annual Compensation				Awards		Payouts

						Restricted	Securities
					Other Annual	Stock	Underlying	LTIP	All Other
Name and Principal		Salary		Bonus	Compensation	Awards	Options/	Payouts	Compensation
Position	Year	($)		($)	($)	($)	SARs(#)	($)	($)

Dr. Zaki Rakib	2002	450,000		—	—	—	800,000	—	25,500	(1)(3)
Chief Executive	2001	450,000		—	—	44,374	800,000	—	136,630	(1)(2)(4)
Officer and Secretary	2000	450,000		105,000	—	—	800,000	—	—
Mr. Shlomo Rakib	2002	450,000		—	—	—	800,000	—	450	(3)
Chairman of the	2001	450,000		—	—	44,374	800,000	—	95,324	(2)(4)
Board and President	2000	450,000		105,000	—	—	800,000	—	—
Carol W. Lustenader	2002	226,667	(5)	—	—	—		—	469	(3)
Chief Financial	2001	180,833	(5)	3,000	—	78,649	127,002	—	3,469	(4)(6)
Officer(7)	2000	130,395		26,918	—	—	—	—	—

(1)	Includes $25,200 and $24,700 of compensation paid by the Company on behalf of Dr. Rakib for an apartment in Israel in 2002 and 2001, respectively. In 2002, Dr. Rakib paid $35,000 to reimburse the Company for his cost related to personal usage of a corporate aircraft calculated in accordance with Internal Revenue Service guidelines. This amount is not included in All Other Compensation above, and may not be sufficient to cover all of the costs associated with his personal usage of the corporate aircraft in 2002.

(2)	Includes $111,630 of accrued and unused vacation paid to Dr. Rakib in 2001 and $95,024 for accrued and unused vacation paid out to Mr. Rakib in 2001.

(3)	Includes $300, $450, and $469 contributed by the Company for premiums under a group term life insurance policy on behalf of Dr. Rakib, Mr. Rakib, and Ms. Lustenader, respectively, in 2002.

(4)	Includes $300, $300, and $469 contributed by the Company for premiums under a group term life insurance policy on behalf of Dr. Rakib, Mr. Rakib, and Ms. Lustenader, respectively, in 2001.

(5)	On an annualized basis, Ms. Lustenader’s salary was $220,000 in 2002 and $180,000 in 2001. She received compensation for retroactive salary increases of $6,667 in 2002 and $833 in 2001.

(6)	Includes $3,000 of compensation paid to Ms. Lustenader through the Company’s Employee Referral Program.

(7)	Ms. Lustenader resigned as the Company’s Chief Financial Officer as of February 23, 2003.

STOCK OPTION GRANTS AND EXERCISES

      The Company grants options to its executive officers under its 1997 Equity Incentive Plan, as amended, (1997 Plan) and options to its non-officer and non-director employees and consultants of the Company and Company officers under its 1999 Non-Officer Equity Incentive Plan (1999 Plan). As of December 31, 2002, options to purchase a total 3,651,828 shares and 10,347,788 shares were outstanding under the 1997 Plan and the 1999 Plan, respectively, and 15,131,713 shares and 15,902,516 shares remained available for grant under the 1997 Plan and the 1999 Plan, respectively.

      The following tables show for the fiscal year ended December 31, 2002, certain information regarding options granted to, exercised by, and held at year-end by, the Named Executive Officers:

OPTION/ SAR GRANTS IN LAST FISCAL YEAR

	Individual Grants				Potential
					Realizable Value		Alternative to
					at Assumed		Grant Date Value
Annual Rates of
	Number of				Stock Price
	Securities	% of Total Options/			Appreciation for
	Under-lying	SARs Granted to			Option Term		Grant Date
	Options/ SARs	Employees in	Exercise Or Base	Expiration			Present Value
Name	Granted (#)	Fiscal Year	Price ($/Sh)	Date	5% ($)	10% ($)	($)

Dr. Rakib	—	—	—	—	—	—	—
Mr. Rakib	—	—	—	—	—	—	—
Ms. Lustenader	—	—	—	—	—	—	—

AGGREGATED OPTION/ SAR EXERCISES IN LAST FISCAL YEAR,

AND FY-END OPTION/ SAR VALUES

			Number of Securities	Value of Unexercised
			Underlying Unexercised	In-the-Money
			Options/SARs at	Options/SARs at
	Shares Acquired	Value	FY-End (#)	FY-End ($)
Name	on Exercise (#)	Realized ($)	Exercisable/Unexercisable	Exercisable/Unexercisable

Dr. Rakib	—	—	533,333/266,667	—/—
Mr. Rakib	—	—	533,333/266,667	—/—
Ms. Lustenader	—	—	71,626/55,376	—/—

EQUITY COMPENSATION PLAN INFORMATION

      The following table summarizes the Company’s equity compensation plan information as of December 31, 2002. Information is included for both equity compensation plans approved by stockholders of the Company and equity compensation plans not approved by stockholders of the Company.

			Common Shares
			Available for
			Future Issuance
	Common Shares to	Weighted-average	Under Equity
	be Issued Upon	Exercise Price of	Compensation
	Exercise of Outstanding	Outstanding	Plans (excluding
	Options, Warrants and	Options, Warrants	securities reflected
Plan Category	Rights (1)	and Rights (2)	in column (a))

	(a)	(b)	(c)
Equity compensation plans approved by Terayon stockholders(1)	4,287,237	$8.10	16,010,290
Equity compensation plans not approved by Terayon stockholders(2)	10,347,788	$7.95	15,902,516

Totals:	14,635,025	$7.99	31,912,806

(1)	Includes options to purchase shares outstanding under the Terayon Communication Systems, Inc. 1995 Stock Option Plan as amended, Terayon Communication Systems, Inc. 1997 Equity Incentive Plan as amended, Terayon Communication Systems, Inc. 1998 Employee Stock Purchase Plan as amended, Terayon Communication Systems, Inc. 1998 Non-Employee Directors Stock Option Plan as amended, and the Terayon Communication Systems, Inc. 1998 Employee Stock Purchase Plan Offering for Foreign Employees.

(2)	Includes options to purchase the Terayon Communication Systems, Inc. 1999 Non-Officer Equity Incentive Plan, as amended.

Material Features of Plan Not Approved by Stockholders

      The 1999 Plan is administered by the Company’s Board of Directors. The 1999 Plan provides for non-qualified stock options and awards to be granted to non-officer employees and consultants of the Company. Generally, options and awards granted under the plan have grant prices equal to the fair market value of the stock on the grant date, but may not be granted at less than 85% of the fair market value of the stock at the date of the grant. The 1999 Plan allows the Board to specify the specific conditions of the grants, including but not limited to the vesting period, termination provisions and transferability provisions. Pursuant to the terms of the 1999 Plan, awards typically vest monthly over a period not to exceed 60-months from the date of grant. Awards may be exercised for up to eighteen months if a participant’s employment is terminated due to death, twelve months for disability, and three months for retirement. If a participant’s employment is terminated other than due to death, disability, or retirement, the vested portion of the award may be exercised for up to three months after termination. Unexercised grants expire ten years after the date of grant.

Employment Severance, Employee Loans, and Change of Control Agreements

      Dr. Rakib has an employment agreement with the Company, which establishes him as the Chief Executive Officer of the Company. Dr. Rakib’s employment agreement does not provide for any specified compensation arrangement. In January 2003, the Company entered into an employment agreement with Arthur Taylor, which established Mr. Taylor as the Company’s Chief Financial Officer beginning in February 2003 with a base salary of $250,000, and granted Mr. Taylor a stock option for 325,000 shares of common stock. There are no employment agreements with any of the Company’s other executive officers and there are no employment agreements that contain severance or change of control provisions for any of the Company’s executive officers.

      In October 2001, the Company made a secured loan to Ms. Lustenader for $100,000. The loan accrued interest at the rate of 3.58% per annum and was due on the earlier of October 17, 2004 or ninety days following Ms. Lustenader’s termination with the Company. In March 2003, Ms. Lustenader repaid the note in full.

      In February 2003, Ms. Lustenader, the Company’s Chief Financial Officer resigned. The Company entered into a separation agreement with Ms. Lustenader, which provided for a severance payment of $300,000. This amount was paid to Ms. Lustenader in February 2003. Additionally, in connection with her separation agreement, Ms. Lustenader was granted stock options to purchase 50,000 shares of the Company’s common stock at the fair market value on the date of the stock option grant.

REPORT OF THE BOARD OF DIRECTORS

ON EXECUTIVE COMPENSATION

      The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act or Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such.

      In the fiscal year ended December 31, 2002, the Compensation Committee of the Board, which consisted of Dr. Zaki Rakib, the Company’s Chief Executive Officer and Secretary, and Non-Employee Directors Messrs. Schaepe and Krstajic, did not meet. In 2002, the Board was responsible for establishing the Company’s compensation programs for all employees, including executives, and administering the Company’s stock purchase and stock option plans. In 2002, the Board consisted of Dr. Zaki Rakib, the Company’s Chief Executive Officer and Secretary, Shlomo Rakib, the Company’s President and Chief Technical Officer, and Non-Employee Directors Messrs., Krstajic, Schaepe, Solomon, and Woodrow, as well as Mr. Stevens until March of 2002. The entire Board participated in all compensation decisions, except that the Non-Officer Option Committee, of which Dr. Rakib is the sole member, acted after the hiring of each new employee or consultant to grant option to such employee or consultant.

Compensation Philosophy

      The goals of the compensation program, the Compensation Committee and the Board are to align compensation with business objectives and performance and to enable the Company to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company and to motivate them to enhance long-term stockholder value. Key elements of this philosophy are:

•	The Company pays competitively compared to leading technology companies with which the Company competes for talent. To ensure that pay is competitive, the Company regularly compares its pay practices with these companies and establishes its pay parameters based on this review.

•	The Company maintains annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

•	The Company provides significant equity-based incentives for executives and other key employees to ensure that they are motivated over the long term to respond to the Company’s business challenges and opportunities as owners and not just as employees.

      Philosophy Regarding Section 162(m) of the Code. Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is “performance-based compensation” within the meaning of the Code.

      The Board has determined that stock options granted under the Company’s 1997 Plan and 1999 Plan with an exercise price at least equal to the fair market value of the Company’s common stock on the date of grant shall be treated as “performance-based compensation.”

      Base Salary. The Board or the Compensation Committee annually reviews each executive officer’s base salary. When reviewing base salaries, the Board or the Compensation Committee considers individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge and competitive pay practices.

      Long-Term Incentives. The Company’s long-term incentive program consists of the 1995 Plan, the 1997 Plan and the 1999 Plan. The option programs utilize vesting periods (generally five years) to encourage key employees to continue in the employ of the Company. Through option grants, executives receive significant equity incentives to build long-term stockholder value. Grants are made at 100% of the fair market value on the date of grant. Executives receive value from these grants only if the value of the Company’s common stock appreciates over the long-term. The size of option grants is determined based on competitive practices at leading companies in the technology industry and the Company’s philosophy of significantly linking executive compensation with stockholder interests. In the fiscal year ended December 31, 2002, the Board granted stock options to particular executives that will vest over a four-year or a five-year period. These grants were intended to provide incentives to maximize stockholder value over the next several years. The Board and the Compensation Committee believes this approach creates an appropriate focus on longer-term objectives and promotes executive retention.

Chief Executive Officer Compensation

      Dr. Rakib’s base salary in 2002 was $450,000. In setting this amount, the Board took into account (i) its belief that Dr. Rakib is the Chief Executive Officer of a leading technology company with significant and broad-based experience in the broadband equipment industry, (ii) the scope of Dr. Rakib’s responsibility and (iii) the Board’s confidence in Dr. Rakib to lead the Company’s continued development.

Other Executive Officers’ Compensation

      In 2002, the Board did not (i) increase the base salaries of; (ii) provide bonuses to; or (iii) award stock options to executive officers as incentives.

The Board of Directors — Fiscal 2002

Shlomo Rakib, Chairman
Dr. Zaki Rakib
Alekander Krstajic
Christopher Schaepe
Lewis Solomon
David Woodrow

Compensation Committee Interlocks and Insider Participation

      In the fiscal year ended December 31, 2002, the Compensation Committee, which consisted of Dr. Zaki Rakib, the Company’s Chief Executive Officer and Secretary, and Non-Employee Directors Messrs. Schaepe and Krstajic, did not meet. Instead, the Board participated in all compensation decisions. The Board members, Messrs. Krstajic, Schaepe, Solomon and Woodrow, are not and have not been officers or employees of the Company in 2002. Each of the Company’s directors holds securities of the Company. In January 1999, the Compensation Committee created a Non-Officer Stock Option Committee of the Board, which consists of Dr. Zaki Rakib. The function of the Non-Officer Stock Option Committee is to grant options to purchase shares of common stock to eligible persons who are not officers of the Company subject to Section 16 of the Securities Exchange Act of 1934, as amended. No executive officer of the Company served on the board of directors or compensation committee of any entity, which has one or more executive officers serving as a member of the Company’s board or compensation committee.

Delivery of This Proxy Statement

      The SEC has adopted rules that permit the Company and its intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding”, could provide the Company with cost savings.

      This year, a number of brokers with account holders who are the Company’s stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or direct your written request to Terayon Communication Systems, Inc., Attn: Corporate Secretary, 4988 Great America Parkway, Santa Clara, CA 95054.

      Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker.

PERFORMANCE MEASUREMENT COMPARISON

      The following graph compares the cumulative total stockholder return of an investment of $100 in cash from August 18, 1998 through December 31, 2002 for (i) the Company’s common stock, (ii) the Standards & Poor’s 500 Index (S&P 500) and (iii) the Nasdaq Telecommunications Stock Index (Nasdaq Telecom). All values assume reinvestment of the full amount of all dividends and are calculated as of the last trading day of each month listed. The information contained in the performance graph shall not be deemed to be “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Data Points(1)	8/18/1998	12/31/1998	12/31/1999	12/29/2000	12/31/2001	12/31/2002	3/31/2003

Terayon	$14.44	$37.00	$62.81	$4.06	$8.27	$2.05	$1.71
S&P 500	$1,101.20	$1,229.23	$1,469.25	$1,320.28	$1,148.08	$879.82	$848.18
NASDAQ Telecom	$415.08	$500.91	$1,015.40	$463.44	$236.63	$108.79	$118.45

Conversion to Index Point(2)	8/18/1998	12/31/1998	12/31/1999	12/29/2000	12/31/2001	12/31/2002	3/31/2003

Terayon	100	256	435	28	57	14	12
S&P 500	100	112	133	120	104	80	77
NASDAQ Telecom	100	121	245	112	57	26	29

(1)	Stock closing price

(2)	Index Point = Data Point/ Baseline × 100

Certain Relationships and Related Transactions

      The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s Bylaws.

      During the fiscal year ended December 31, 2002, Rogers Communications, Inc. purchased equipment and services from the Company, which accounted for approximately $8,080,000 worth of the Company’s revenues. Mr. Krstajic, a director of the Company, was the Senior Vice President Interactive Services, Sales and Product Development for Rogers Cable, Inc., a wholly-owned subsidiary of Rogers Communications, Inc. until January 2003.

      During the fiscal year ended December 31, 2002, Harmonic, Inc. purchased equipment and services from the Company, which accounted for approximately $1,057,000 worth of the Company’s revenues. Mr. Solomon, a director of the Company and chairman of the Company’s Audit Committee is also a member of the Board of Directors of Harmonic, Inc.

      In October 2002, the Company incurred a marketing expense of $150,000 for Team Honour, an organization that supports a professional sailing team. One of the Company’s Board members, Aleksander Krstajic is the founder and President of Team Honour.

      The Company believes that the terms of the transactions described above were no less favorable to the Company than would have been obtained from an unaffiliated third party. Any future transactions between the Company and any of its officers, directors or principal stockholders will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties and will be approved by a majority of the independent and disinterested members of the Board.

      During fiscal 2002, Suzan Fishel, a sister of Dr. Rakib and Mr. Rakib, was employed by the Company. She was paid an aggregate salary of $97,000 for her services during the year.

      During fiscal 2002, Linda Mehunin, a sister-in-law of Dr. Rakib, was employed by the Company. She was paid an aggregate salary of $83,600 for her service during the year. Ms. Mehunin’s employment with the Company was terminated in August 2002.

OTHER MATTERS

      The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Dr. Zaki Rakib
Secretary

April 23, 2003

      A copy of the Company’s Annual Report to the SEC on Form 10-K for the fiscal year ended December 31, 2002 is available without charge upon written request to: Terayon Communication Systems, Inc., Attn: Corporate Secretary, 4988 Great America Parkway, Santa Clara, CA 95054. Furthermore, upon written request to the Corporate Secretary, the exhibits set forth on the exhibit index of the Form 10-K may be made available at a reasonable charge

      The Company’s annual report for the fiscal year ended December 31, 2002 has been mailed concurrently with the mailing of these proxy materials to all stockholders entitled to notice of, and to vote at, the Annual Meeting.

Exhibit A

CHARTER OF THE AUDIT COMMITTEE

Terayon Communication Systems, Inc.

AUTHORITY AND PURPOSE

      The Audit Committee of Terayon Communication Systems, Inc. (the Corporation) is appointed by the Corporation’s Board of Directors (the Board) to oversee the accounting and financial reporting processes of the Corporation and audits of the financial statements of the Corporation. The Audit Committee (the Committee) shall undertake those specific duties and responsibilities listed below and such other duties as the Board shall from time to time prescribe. All powers of the Committee are subject to the restrictions designated in the Corporation’s Certification of Incorporation, Bylaws and applicable rules and regulations.

STATEMENT OF POLICY

      The Committee shall oversee the accounting and financial reporting processes of the Corporation and audits of the financial statements of the Corporation. In so doing, the Committee shall endeavor to maintain free and open means of communication between the directors, the independent auditors and the financial management of the Corporation. In addition, the Committee shall review the policies and procedures adopted by the Corporation to fulfill its responsibilities regarding the fair and accurate presentation of financial statements in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission and the National Association of Securities Dealers (the NASD) applicable to Nasdaq listed issuers. The Committee shall discharge its responsibilities and shall access the information provided by the Corporation’s management and the independent auditors, in accordance with its business judgment. In exercising its business judgment, the Committee shall be entitled to rely on the information and advice provided by the Corporation’s management and/or its independent auditors.

COMMITTEE STRUCTURE AND MEMBERSHIP

      The Committee shall be comprised of three or more directors, as determined by the Board. The Committee members shall be designated by the Board, in compliance with the Bylaws of the Corporation, and shall serve at the discretion of the Board.

      Each member of the Committee shall be an independent director. For purposes hereof, an “independent director” shall be one:

•	who accepts no consulting, advisory or other compensatory fee from the Corporation other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board or is not otherwise an affiliated person of the Corporation; and

•	who is free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director.

      Each member of the Committee shall be able to read and understand fundamental financial statements in accordance with the rules of the NASD applicable to Nasdaq listed issuers. At least one member shall have past employment experience in finance or accounting, a professional certification in accounting or other comparable experience or background that results in the individual’s possessing the requisite financial sophistication, such as a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

      In compliance with the Bylaws of the Corporation, unless the Chairman of the Committee is elected by the Board, the Committee shall elect a Chairman by majority vote.

POWERS

      The Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee shall be empowered to engage independent counsel and other advisers, as it determines necessary to carry out its duties. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete, accurate or in accordance with generally accepted accounting principles or applicable law. Those tasks are the responsibility of management and the independent auditor. The Board and the Committee are in place to represent the Corporation’s stockholders. Accordingly, the independent auditor is ultimately accountable to the Board and the Committee.

RESPONSIBILITIES

      The Committee’s policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board and the Corporation’s stockholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

      In meeting its responsibilities, the Committee is expected to:

1. Review and reassess the adequacy of this Charter annually.

2. With respect to the Corporation’s independent auditors:

a. The Committee is responsible for the appointment, compensation and oversight of the work of the Corporation’s independent auditors. The Committee shall pre-approve all auditing services (including the provision of comfort letters) and non-audit services provided by the independent auditors to the Corporation, other than as may be allowed by applicable law. The Committee may delegate to one or more designated Committee members the authority to grant pre-approvals required by the foregoing sentence. The decisions of any Committee member to whom authority is delegated hereunder shall be presented to the Committee at each of its scheduled meetings. The independent auditors shall be ultimately accountable to the Board and to the Committee. Notwithstanding anything to the contrary contained in the foregoing, the Board shall have the opportunity to advise and consult with the Committee about the nomination of the independent auditors to be proposed for stockholder approval and the selection, evaluation and (when appropriate) replacement of the independent auditors.

b. Review the independence of the independent auditors, including a review of management consulting services, and related fees, provided by the independent auditors. The Committee shall require the independent auditors at least annually to provide a formal written statement delineating all relationships between the independent auditors and the Corporation consistent with the rules of the NASD applicable to Nasdaq listed issuers and request information from the independent auditors and management to determine the presence or absence of a conflict of interest. The Committee shall actively engage the auditors in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors. The Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the auditors.

3. Review and concur with management on the need for an internal audit department, the scope and responsibilities of an internal audit department and on the appointment, replacement, reassignment or dismissal of an internal audit department manager or director.

4. Review and discuss with management, before release, the audited financial statements and the Management’s Discussion and Analysis proposed to be included in the Corporation’s Annual Report in Form 10-K. Make a recommendation to the Board whether or not the audited financial statements should be included in the Corporation’s Annual Report on Form 10-K.

5. In connection with its review of the Corporation’s interim and audited financial statements, if no report is made by the independent auditors and management, the Committee shall inquire of the Corporation’s management and the independent auditors as to whether there were any significant financial reporting issues and judgments made in connection with the preparation of such financial statements, as well as the potential impact on the Corporation’s financial statements of any proposed changes in accounting and financial reporting rules.

6. In consultation with the independent auditors, the internal audit department, if any, and management, consider and review at the completion of the annual examinations and such other times as the Committee may deem appropriate:

a. The Corporation’s annual financial statements and related notes.

b. The independent auditors’ audit of the financial statements and their report thereon.

c. The independent auditors’ reports regarding critical accounting policies, alternative treatments of financial information and other material written communications between the independent auditors and management, including the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1.

d. Any deficiency in, or suggested improvement to, the procedures or practices employed by the Corporation as reported by the independent auditors in their annual management letter.

7. The Committee shall at least annually inform the independent auditors, the Chief Financial Officer, the Controller, and the most senior other person, if any, responsible for the internal audit activities, that they should promptly contact the Committee or its Chairman about any significant issue or disagreement concerning the Corporation’s accounting practices or financial statements that is not resolved to their satisfaction.

8. Periodically, and to the extent appropriate under the circumstances, it may be advisable for the Committee, with the assistance of the independent auditors, the internal audit department, if any, and/or management, to consider and review the following:

a. Any significant changes required in the independent auditors’ audit plan.

b. Any difficulties or disputes with management encountered during the course of the audit.

c. The adequacy of the Corporation’s system of internal financial controls.

d. The effect or potential effect of any regulatory regime, accounting initiatives or off-balance sheet structures on the Corporation’s financial statements.

e. Any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Corporation’s financial statements or accounting policies.

f. Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

9. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented.

10. Obtain from the independent auditor assurance that it has complied with Section 10A of the Securities Exchange Act of 1934.

11. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by the Corporation’s employees of concerns regarding questionable accounting or auditing matters.

12. Prepare a report in the Corporation’s proxy statement in accordance with SEC requirements.

13. To the extent appropriate or necessary, it is advisable that the Committee review the rationale for employing audit firms other than the principal independent auditors; and, where an additional audit firm has been employed, review the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

14. To the extent that it is practical, it is recommended that one or more members of the Committee periodically review, before release, the unaudited operating results in the Corporation’s quarterly earnings release and/or discuss the contents the quarterly earnings release with management.

15. The Committee shall direct the independent auditors to use their best efforts to perform all reviews of interim financial information prior to disclosure by the Corporation of such information, and to discuss promptly with the Committee and the Chief Financial Officer any matters identified in connection with the auditors’ review of interim financial information which are required to be discussed by Statement on Auditing Standards No. 61.

16. To the extent that it is practical, it is recommended that one or more members of the Committee meet periodically with or interview, in separate sessions, the Chief Financial Officer, the senior internal auditing executive and the independent audit firm engagement partner.

TERAYON COMMUNICATION
SYSTEMS, INC.
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Voter Control Number

Your vote is important. Please vote immediately.

Vote-by-Internet 1. Log on to the Internet and go to http://www.eproxyvote.com/tern 2. Enter your Voter Control Number listed above and follow the easy steps outlined on the secured website.	OR	Vote-by-Telephone 1. Call toll-free 1-877-PRX-VOTE (1-877-779-8683) 2. Enter your Voter Control Number listed above and follow the easy recorded instructions

If you vote over the Internet or by telephone, please do not mail your card.

[TCSCM — TERAYON COMMUNICATION SYSTEMS, INC.] [FILE NAME: ZTCSC1.ELX] [VERSION — (1)] [04/16/03] [orig. 04/16/03]

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZTCSC1

☒	Please mark votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTING “FOR” EACH OF THE FOLLOWING PROPOSALS.

1.	ELECTION OF DIRECTORS

Nominees:	(01) Shlomo Rakib
(02) David Woodrow

FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES

☐

For all nominee(s) except as written above

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve and ratify the appointment of Ernst & Young as the independent auditors of the Company for the fiscal year ending December 31, 2003.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.	☐	☐	☐

	Mark box at right if you plan to attend the Annual Meeting.			☐

	Mark box at right if an address change or comment has been noted on the reverse side of this card.			☐

(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Signature:	Date:	Signature:	Date:

TERAYON COMMUNICATION SYSTEMS, INC.

ANNUAL MEETING OF STOCKHOLDERS
Wednesday, May 28, 2003
9:00 a.m.
Terayon Communication Systems, Inc. Headquarters
4988 Great American Parkway
Santa Clara, California 95054

[TCSCM — TERAYON COMMUNICATION SYSTEMS, INC.] [FILE NAME: ZTCSC2.ELX] [VERSION — (1)] [04/16/03] [orig. 04/16/03]

DETACH HERE	ZTCSC2

P R O X Y
PROXY

TERAYON COMMUNICATION SYSTEMS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
2003 ANNUAL MEETING OF STOCKHOLDERS
May 28, 2003

The undersigned stockholder of Terayon Communication Systems, Inc. a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 23, 2003, and hereby appoints Zaki Rakib and Arthur T. Taylor, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Stockholders of Terayon Communication Systems, Inc., to be held on Wednesday, May 28, 2003, at 9:00 a.m., local time, at the Terayon Communication Systems, Inc. Headquarters, 4988 Great America Parkway, Santa Clara, California 95054 and at any continuation(s) or adjournment(s) thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side and, in their discretion, upon such other matter or matters that may come before the meeting and any adjournment(s) thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED (1) FOR THE ELECTION OF CLASS II DIRECTORS, (2) FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS AND (3) AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

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